[PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                                  APPENDIX A-4

                                    PRODUCTS

Product Name:     INSTANT ABS - AB-64

Product Description: Fitness Machine to exercise abdominal muscles

Projected Units Sold next 24 months: XXXXXX

Manufacturer:     CirTran-Asia

Sub-Manufacturer: XXXXXX

Marketing Partner Contact Info:     Tri-Star

Current Sale Price: $XXXXXXUSD - CIRTRAN-ASIA

Current Cost to Manufacturer:       $XXXXXX USD

Total Tooling/Development Costs:    $XXXXXX USD

Gross Profit Margin Per Unit - $XXXXXX

                         CirTran-Asia $XXXXXX USD
                               XXXXXX $XXXXXX USD

INSTANT ABS Stock Option Schedule

Upon full execution of this Agreement, Cirtran's parent CirTran Corporation will issue the following options to purchase restricted common stock:

                           Charles Ho                500,000 shares

These initial options will vest and be exercisable only after Cirtran has sold 100,000 INSTANT ABS units. The options will be exercisable at $.06 per share after vesting. The options will expire and will no longer be exercisable on the date one year after the date hereof.

In addition, for each whole multiple of 50,000 AB KING units sold by Cirtran during the first 24 months of this Agreement in excess of the initial 100,000 units, CirTran Corporation will grant Charles Ho an option to purchase 100,000 shares. Each such additional option will be exercisable for a period of 12 months at an exercise price equal to the fair market value of CirTran Corporation stock on the date of grant (i.e. the mean between the high bid and low asked prices for the stock for the date of determination).

As a condition to grant of the options, each option holder will be required to make standard investment representations to CirTran Corporation.

[XXXXX - REDACTED PURSUANT TO REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.]